Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Astea International Inc. (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zack   Bergreen, Chief Executive Officer and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Zack Bergreen
Zack Bergreen
Chief Executive Officer
(Principal Executive Officer)
March 31, 2014

73